EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

OF EASON EDUCATION KINGDOM HOLDINGS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Eason Education Kingdom Holdings, Inc. for the quarter ended June 30, 2019, the undersigned, Law Wai Fan, Chief Executive Officer of Eason Education Kingdom Holdings, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 fairly presents, in all material respects, the financial condition and results of operations of Eason Education Kingdom Holdings, Inc.

Date: August 8, 2019	/s/ Law Wai Fan
Law Wai Fan
Chief Executive Officer
(principal executive officer)